EXHIBIT 10.49

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7 November 2006

ELAN CORPORATION, PLC.

AND

SOLVAY PHARMACEUTICALS INC.

AMENDMENT AGREEMENT NO. 3

TO THE LICENCE AGREEMENT OF 22 DECEMBER 1997

Luvox (fluvoxamine) CR

Worldwide

INDEX

1.	PRELIMINARY	2

2.	AMENDMENT OF DEFINITIONS	2

3.	REFUND OF MILESTONE AND RE-FILING OF DRUG MASTER FILE “DMF”	2

4.	AMENDMENT OF FINANCIAL PROVISIONS	3

5.	AMENDMENTS TO SUPPLY TERMS	5

6.	MISCELLANEOUS AND CONSEQUENTIAL AMENDMENTS	9

7.	OTHER PROVISIONS	12

8.	NO OTHER AMENDMENT TO ORIGINAL AGREEMENT	12

9.	COUNTERPARTS	12

10.	GOVERNING LAW AND JURISDICTION	12

I	ELAN RESPONSIBILITIES	14

II	SOLVAY RESPONSIBILITIES	14

III	EXCLUDED FROM ACTIVITIES TO REFILING / APPROVAL OF NDA	15

- i -

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THIS AMENDMENT No 3 AGREEMENT is made the 7th day of November 2006

BETWEEN:

(1)	Elan Corporation, plc., a public limited company incorporated under the laws of Ireland, and having its registered office at Treasury Building, Grand Canal Street Lower, Dublin 2, Ireland; and

(2)	Solvay Pharmaceuticals Inc., a company organised under the laws of the State of Georgia and having its principal place of business at 901 Sawyer Road, Marietta, Georgia, 30062 United States of America (“Solvay”)

RECITALS:

(A)	Elan and Solvay entered into an agreement dated 22 December 1997 whereby, inter alia, Elan licensed to Solvay certain patents and know how to have manufactured oral controlled release dosage forms of fluvoxamine maleate (the “First Agreement”).

(B)	Elan and Solvay entered into (i) an Amendment Agreement dated 1 March 1999 whereby STAGE III of the PROJECT (as each of those terms was defined in the First Agreement) was amended (the “Amendment Agreement No. 1”); and (ii) a letter of amendment dated 13 April 2000 and countersigned 3 May 2000, whereby Article V, Section 2.1.3 was amended (the “Amendment Agreement No. 2”).

(C)	Solvay and Solvay Pharmaceuticals Marketing & Licensing AG of Binningerstrasse 94, 4123 Allschwil, Switzerland (“SPML”) entered into an Assignment and Assumption Agreement dated 4 August 2000 (the “Assignment Agreement”) whereby Solvay assigned to SPML its rights and obligations under the First Agreement as amended. Elan agreed to that assignment. Subsequently Solvay and SPML entered into a letter agreement for reassignment and re-assumption dated 13 December 2001, (the “Re-assignment Agreement”) whereby SPML re-assigned to Solvay its rights and obligations under the First Agreement as amended. Elan also agreed to that assignment, as Elan hereby acknowledges and confirms.

(D)	Elan and Solvay now wish to amend certain of the financial and other provisions of the Original Agreement, as hereinafter defined, with effect from the Amendment No. 3 Date.

(E)	Elan and Solvay are desirous of entering into this Amendment No.3 Agreement to give effect to the arrangements described at Recital (D).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. Preliminary

1.1.	In this Amendment Agreement No. 3

“Original Agreement” shall mean the First Agreement as amended by the Amendment Agreement No. 1, Amendment Agreement No. 2, the Assignment Agreement and the Reassignment Agreement.

“this Amendment” shall mean this Amendment No 3 Agreement, including its recitals and schedules.

1.2.	Except where expressly provided to the contrary in this Amendment Agreement No. 3:

1.2.1	all capitalised terms used in this Amendment Agreement No. 3 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment; and

1.2.2	this Amendment Agreement No. 3 shall be interpreted in the same manner as the Original Agreement.

2. Amendment of Definitions

2.1.	ELAN and COMPANY hereby agree that the Original Agreement is hereby amended with effect from the Amendment No. 3 Date by the insertion of the following definitions:

“Amendment Agreement No. 3” shall mean the Amendment Agreement No. 3 between ELAN and COMPANY dated the 7th November 2006

“Amendment No. 3 Date” shall mean 7 November 2006.

3. Refund of Milestone and Re-Filing of Drug Master File “DMF”

3.1.	ELAN and COMPANY acknowledge that COMPANY paid to ELAN the sum of $[ * ] pursuant to Article V Section 2.1.3 of the Original Agreement. The filing referred to in that Section subsequently having been withdrawn, ELAN and COMPANY agree that within five (5) business days of the signature of this Amendment Agreement No. 3 and upon receipt by ELAN of an appropriate invoice from the COMPANY, ELAN shall repay to COMPANY the sum of $[ * ]

3.2.	The parties hereby agree that each party shall bear all costs and expenses incurred by it, pursuant to any development or other activities carried out by it in connection with the PRODUCT, from the date of the withdrawal referred to at Section 3.1 to the Amendment No. 3 Date. For the avoidance of doubt, insofar as either party has taken steps to discharge its responsibilities as listed in the attached Schedule A prior to the execution of this Amendment Agreement No. 3, that party shall be responsible for the reasonable costs and expenses associated with same except as expressly stated therein to be the responsibility of the other party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.3.	Subject to Article III, Section 2 of the Original Agreement, the parties further agree that Schedule A hereto sets out the agreed allocation of responsibility including responsibility for costs and expenses for re-filing the DMF.

3.4.	COMPANY acknowledges that the foregoing repayment and assumption of costs and expenses by ELAN is in complete substitution for any other remedy COMPANY may have or may have had against ELAN in respect of such withdrawal. COMPANY hereby waives and releases all such claims against ELAN.

3.5.	COMPANY further acknowledges that such repayment and assumption of costs and expenses by ELAN is without prejudice to ELAN’s right to the payment set out in Article V Section 2.1.3 as amended by this Amendment Agreement No. 3.

4. Amendment of Financial Provisions

ELAN and COMPANY hereby agree that Article V of the Original Agreement is hereby amended with effect from the Amendment No. 3 Date as follows:

4.1.	by the deletion of the entirety of Section 2.1.3 and the substitution therefor of the following:

“2.1.3. $[	* ] due upon [ * ].”;

4.2.	by the deletion of the amount “$[ * ]” in Section 2.1.4 and the substitution therefor of the amount “$[ * ]”; and by the addition at the end of that section of the word “and”;

4.3.	by the deletion of the amount “$[ * ]” in Section 2.1.5 and the substitution therefor of the amount “$[ * ]”; and by the deletion at the end of that section of the word “and”;

4.4.	by the deletion of Section 2.1.6 in its entirety;

4.5.	by the deletion of paragraphs (i) and (ii) of Section 3.1 and the substitution therefor of the following paragraphs:

“(i)	[ * ] percent ([ * ]%) on the first $[ * ] sales of PRODUCT, calculated as NSP value, in any one calendar year;

(ii)	[ * ] percent ([ * ]%) on the next $[ * ] sales of PRODUCT, calculated as NSP value, in any one calendar year; and

(iii)	[ * ] percent ([ * ]%) on sales of PRODUCT, calculated as NSP value, in excess of $[ * ] in any one calendar year.”;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4.6.	by the deletion in Section 3.1 of the hypothetical example (beginning with the words “EXAMPLE: If in any one year …” until the end of the Section) and the substitution therefor of the following:

“EXAMPLE: If in any one year period following the first launch of the PRODUCT, the annual NSP were $[ * ], the royalty payable to ELAN shall be calculated as follows:

[ * ]

4.7.	by the deletion of Section 3.7 in its entirety and the substitution therefor of the following;

“3.7	In consideration of the licence to the COMPANY PATENT RIGHTS and COMPANY KNOW-HOW in accordance with Article II, paragraph 11, ELAN shall pay to COMPANY:

(a)	[ * ]% of net revenues achieved by ELAN in relation to the PRODUCT, “net revenues” meaning for this purpose [ * ]; and

(b)	a royalty on NSP of the PRODUCT on sales by ELAN, its AFFILIATES or its permitted sub-licensees as follows:

(i)	[ * ] percent ([ * ]%) on the first $[ * ] sales of PRODUCT, calculated as NSP value, in any one calendar year; and

(ii)	[ * ] percent ([ * ]%) on sales of PRODUCT, calculated as NSP value, in excess of $[ * ] in any one calendar year.

Any such royalty payable by ELAN to COMPANY shall be calculated and paid mutatis mutandis as the terms of this Agreement.”

4.8.	by the deletion of Section 5 and the substitution therefor of the following paragraphs:

“5.1	The price of bulk capsules of the PRODUCT to be charged to COMPANY shall be as follows EX WORKS:

Dosage Strength	Price per 1,000 capsules
[ * ]	$[ * ]
[ * ]	$[ * ]

5.2	Payment for all such PRODUCT supplied to COMPANY shall be effected in U.S. Dollars ($) within thirty (30) days of the date of the relevant invoice.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.3	COMPANY shall [ * ] manufactured by ELAN which [ * ] as laid out in its standard operating procedures then in force, at the following rates: [ * ]

5.4	ELAN shall provide COMPANY with a written statement of the amount of [ * ] following the end of each calendar quarter and a summary of the [ * ], and COMPANY shall make a payment to ELAN in respect thereof not later than thirty (30) days of the end of the calendar quarter in question (or if later, fifteen (15) days from the date of such statement), subject to receipt of a proper invoice from ELAN in respect thereof.

5.5	The prices and [ * ] rates set forth in paragraphs 5.1 and 5.3 may each be increased not more than [ * ] by a percentage equal to [ * ] since the previous increase (or, as applicable, the Amendment No. 3 Date), by written notice from ELAN to COMPANY.

5.6	In the event that COMPANY places orders for delivery in any calendar year in excess of [ * ]mg equivalents (as referred to in Article IV Section 19), the price for all orders in excess of that number shall be reduced by [ * ]% ([ * ] per cent.).”

4.9.	by the deletion of Article I Section 16 and Appendix D in their entirety.

5. Amendments to Supply Terms

ELAN and COMPANY hereby agree that Article IV of the Original Agreement is hereby amended with effect from the Amendment No. 3 Date as follows:

5.1.	by the deletion from Article IV, Section 6 in its entirety and its replacement with the following:

“6.	Within fifteen (15) days of NDA APPROVAL and at the beginning of each calendar month thereafter, COMPANY will provide a rolling month by month forecast for the [ * ] month period beginning on the first day of the calendar month following the calendar month in which the forecast is made and the [ * ] of such forecast shall be a binding purchase commitment of COMPANY. Additionally, prior to NDA APPROVAL and in August of each calendar year, COMPANY will provide a non-binding [ * ] forecast.”

5.2	by the deletion of Article IV, Section 14 in its entirety and its replacement with the following:

“14.	The Parties agree as follows:-

14.1	COMPANY shall be entitled to qualify an alternate facility as a second source of PRODUCT (“Second Source”). In the event COMPANY wishes to qualify a Second Source, it shall so notify

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ELAN in writing at any time up to 30 (thirty) days after ELAN’s notice to cease manufacturing under Section 18. If the operator of COMPANY’s desired facility is not COMPANY or an affiliate of COMPANY, [ * ]. The operator of any such third party facility shall undertake to ELAN, in terms reasonably satisfactory to ELAN, to protect the confidentiality of ELAN’s patents, manufacturing processes and/or any other industrial property rights (including the ELAN PATENT RIGHTS and ELAN KNOW-HOW). Thereafter, the parties shall negotiate in good faith a technology transfer program (“Program”) consistent with this Agreement. Such program shall have due regard to the commercial interests of both parties in relation to the manufacture of PRODUCT and shall be such that the Program will be completed with due dispatch but without undue disruption to ELAN’s other commercial activities, provided further that such program shall last not longer than [ * ] from its commencement.

14.2	At COMPANY’s request, it shall be part of the Program that ELAN shall assist in qualifying the Second Source as an alternative site of manufacture of PRODUCT. Pursuant to this obligation ELAN shall:

14.2.1	Provide COMPANY with any technical data necessary to qualify the Second Source. To this end, ELAN shall impart to COMPANY the documentation constituting the required material support, more particularly practical performance advice, shop practice and specifications as to materials to be used and control methods;

14.2.2	Assist COMPANY with the working up and use of the technology and with the training of personnel which may reasonably be necessary in relation to the manufacture of PRODUCT by or on behalf of COMPANY.

14.3	In the event that personnel from COMPANY or from an approved third party manufacturer visit ELAN’s premises, or personnel from ELAN, visit the premises of COMPANY or of an approved third part manufacturer, for the purpose of enabling COMPANY or such approved third party to manufacture PRODUCT, then:

(a)	the party whose premises are visited shall take such steps to protect those personnel from physical injury in the course of the visit as it takes with its own personnel (but not less than the standard required by law); but;

(b)	the visiting party shall ensure that those personnel are adequately trained in safety relating to pharmaceutical manufacturing generally, and that those personnel conduct themselves lawfully and in compliance with this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.4	COMPANY may acquire the following quantities of PRODUCT from the Second Source and accordingly, if so purchased, COMPANY shall have no obligation to purchase such quantities from ELAN and ELAN shall have no obligation to supply such quantities to COMPANY:

14.4.1	Such quantities of PRODUCT as are required to be produced in order to maintain any registration with the FDA or other relevant regulatory agency so as to permit PRODUCT to be manufactured at the Second Source;

14.4.2	Such further quantities of PRODUCT to make up any portion of a valid purchase order where, and for so long as the following conditions exist:

(i)	ELAN fails to supply PRODUCT which has been ordered by COMPANY for a period exceeding [ * ] days from the receipt of a firm purchase order; or

(ii)	There are delays in filling each of [ * ] successive orders which delays cumulatively exceed [ * ] when each delay is measured beginning on the [ * ] day from receipt of the corresponding firm purchase order; or

(iii)	There is a shortfall in [ * ] successive orders delivered by ELAN which on a cumulative basis, exceeds [ * ] percent ([ * ]%) of the total amount of said [ * ] orders;

PROVIDED such failure, delay or shortfall is not caused by COMPANY or any other supplier of the Compound or other raw materials and PROVIDED FURTHER that ELAN, having received written notice from COMPANY, has not remedied the failure, delay or shortfall within a further period of [ * ] days from said notice.

14.5	In respect, of the establishment, qualification and operation of the Second Source, COMPANY shall be solely responsible for:

14.5.1	COMPANY’s own costs and expenses;

14.5.2	All third party costs and expenses including reasonable out of pocket expenses incurred by ELAN; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.5.3	Work contracted by ELAN, its Affiliates and their employees and consultants under the Program in accordance with ELAN’s [ * ].

14.6	The provisions, of the Article IV, Section 14 [ * ].

14.7	The parties acknowledge and confirm that to the extent that COMPANY is permitted hereunder to purchase PRODUCT from the Second Source, such right is by virtue of COMPANY’s right under this Agreement to “have manufactured” PRODUCT. Nothing herein shall be deemed to permit COMPANY to sub-license the right to manufacture or have manufactured PRODUCT. “

5.3	By the deletion of Article IV Sections 18 and 19 and their replacement with the following:

“18.	At any time during term of this Agreement, ELAN shall be entitled to notify COMPANY of [ * ]. If it notifies COMPANY, ELAN’s [ * ]:

(i)	the Second Source received the necessary governmental approvals to manufacture PRODUCT, and demonstrated its capability to manufacture the quantities of PRODUCT necessary to meet current forecasts in effect at that time, or

(ii)	if earlier, [ * ] from the [ * ], or

(iii)	if earlier, [ * ] from the [ * ].

In such an event, the parties confirm that the provisions of Article V, paragraph 3.6 shall apply to the sale of PRODUCT manufactured by COMPANY or a permitted third party manufacture.

“19.	In the event that ELAN gives notice [ * ] after the [ * ], then:

19.1	As from [ * ] after the [ * ] until such [ * ], COMPANY shall pay to ELAN [ * ] in that calendar quarter.

19.2	For this purpose, [ * ] means the [ * ].

19.3	The “applicable price” of such [ * ] shall be the price of [ * ]mg capsules as set out in Article V, Section 5.1, as adjusted.

19.4	In respect of the first and last calendar quarters in respect of which the [ * ] is payable, the [ * ] shall be reduced proportionately by reference to the period before or after the applicability of the [ * ], as appropriate.

19.5	In respect of the final calendar quarter of each calendar year or the final calendar quarter in which the [ * ] is payable, the parties

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

shall conduct a reconciliation such that the aggregate of [ * ] in that calendar year shall be the applicable price of the [ * ] for the whole calendar year.

19.6	For the avoidance of doubt, ELAN shall not be obliged to give any credit or make any payment in respect of any [ * ], except as set out in paragraph 19.5, nor shall COMPANY be entitled to set any such [ * ] in a given year against [ * ].

19.7	The [ * ] may be invoiced at the end of a calendar quarter and shall be payable within thirty (30) days.”

5.4	By the deletion of Article IV, Section 20 in its entirety.

5.5	By replacing each occurrence in Article IV, Section 21 of the words “[ * ] days” with the words “[ * ] days”, and the words “[ * ] days” with the words “[ * ] days”.

6. Miscellaneous and Consequential Amendments

ELAN and COMPANY hereby agree that the Original Agreement is hereby further amended with effect from the Amendment No. 3 Date as follows:

6.1	By amending Article XII as follows:

6.1.1	by insertion in Article XII Section 5.2.1 after the word filing of a full stop and a new sentence: “Notwithstanding the bankruptcy of ELAN, or the impairment of performance by ELAN of its obligations under this Agreement as a result of bankruptcy or insolvency of ELAN, COMPANY shall be entitled to retain the licenses granted herein, subject to ELAN’s rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided for.”

6.1.2	by deletion of Section 5.2.2; 5.2.3 and 5.2.4 of Article XII in their entirety.

6.1.3	by the insertion in Article XII Section 5.3 after the words “terminate this Agreement” of the words “in whole or with respect to one or more countries of the TERRITORY”;

6.1.4	by the deletion from Article XII Section 5.3 of the third, fourth and fifth sentences, which is to say the passage beginning “In the event that COMPANY so elects to terminate …” through the end of that Section;

6.1.5	by the deletion in Article XII of Sections 5.5.5.; 5.5.6 and 5.5.7 and 5.6 in their entirety.

6.1.6	by the deletion of Article XII Section 13.1 and the substitution therefor of the following:

“13.1.	Any notice to be given under this Agreement shall be sent in writing in English by registered airmail or fax to:

- ELAN at

Elan Corporation plc.
Treasury Building
Lower Grand Canal Street
Dublin 2
Ireland.

Attention:	Vice President, Commercial Management
Fax:	353 1 709 4700

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

with a courtesy copy (receipt of which shall not constitute notice) to:

Elan Corporation plc.
Monksland
Athlone
County Westmeath
Ireland

Attention:	Vice President & Legal Counsel, Elan Drug Technologies
Fax:	+353 90 64 95350

COMPANY at

Solvay Pharmaceuticals, Inc.
901 Sawyer Road,
Marietta, Georgia 30062,
United States of America.

Attention:	Senior Vice President, Law, Government & Public Affairs
Fax:	+1 770 578 5749

or to such other address(es) and fax numbers as may from time to time be notified by either party to the other hereunder.

“13.2	Any notice sent by mail shall be deemed to have been delivered within seven (7) working days after despatch and any notice sent by fax shall be deemed to have been delivered within twenty four (24) hours of the time of the despatch. Notice of change of address shall be effective upon receipt.”

6.2	Amending Article II:

6.2.1	By deleting from Article II Section 6.2.1 the words “once commercial sale of PRODUCT commences” and replacing them with the words “a reasonable time prior to the commencement of commercial sale in any given country of the TERRITORY”; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.2	By deleting from Article II, Section 12 the words “In consideration for the royalty which may be payable under Article V, paragraph 3.8.” and replacing them with the words “In consideration for the fees and royalty which may be payable under Article V, paragraph 3.7”.

6.3	By inserting the following new Article III, Sections 15 to 17:

“15.	In the event that [ * ], ELAN and COMPANY shall meet to discuss how to proceed, and any appropriate amendments to this Agreement, in good faith.

16.	ELAN agrees to manufacture [ * ] commercial batches of each dosage strength of the PRODUCT for the purposes of process validation, and to conduct validation sampling and testing in respect thereof in accordance with the protocol to be agreed. In respect thereof, COMPANY shall pay to ELAN US$[ * ], payable upon delivery. Subject to applicable law, COMPANY may use such process validation batches for commercial purposes, and for the avoidance of doubt if it does so, no further amount shall be payable under Article V, Section 5 (but without prejudice to any royalties). The parties shall additionally discuss in good faith stability requirements, and payment for work conducted by ELAN in respect thereof.

17.	For the avoidance of doubt, [ * ] shall be [ * ] responsible for all costs associated with the proposed change in the manufacturer and manufacturing process for the COMPOUND in progress or to be progressed following the Amendment No. 3 Date, including any work conducted by ELAN on the basis set out in [ * ].

18.	As of the Amendment No. 3 Date, it is the parties’ expectation that the [ * ]mg dosage strength of the PRODUCT will not be developed or produced. In the event that FDA requests the development of the [ * ]mg dosage strength, the parties shall consult to agree an appropriate response to FDA in respect thereof. If, following such response, FDA still requires the development of the [ * ]mg dosage strength, the parties shall negotiate a development plan therefor in good faith. Such development shall be [ * ].”

6.4	By deleting from Article IV, Section 25 the words “and keep such COMPOUND separate and apart from other raw materials”.

6.5	By deleting Article VI, Section 3 and replacing it with the following:

“3.	Each party shall notify the other as soon as possible of any notification received by that party from the FDA, or any other regulatory authority to conduct an inspection of its manufacturing or other facilities used in the manufacturing, packaging, storage or handling of the COMPOUND or the PRODUCT.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7. Other Provisions

Notwithstanding anything to the contrary in the Original Agreement and any Amendment thereof, subject to the allocation of responsibilities in Schedule A, COMPANY shall bear all cost and expenses of [ * ] required under the Original Agreement or any Amendment thereto.

8. No Other Amendment to Original Agreement

Except as modified herein, all of the covenants, terms and conditions of the Original Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Original Agreement, the terms and conditions of this Amendment shall govern and control.

9. Counterparts

This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment.

10. Governing Law and Jurisdiction

This Amendment shall be governed by the laws of the State of Georgia. Any dispute arising in relation to it shall be resolved in the same manner as a dispute under the Original Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SIGNED

/s/ William F. Daniel
for and on behalf of
ELAN CORPORATION, PLC.

SIGNED

/s/ Laurence J. Downey, M.D.
for and on behalf of
SOLVAY PHARMACEUTICALS INC.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule A

Fluvoxamine CR Activities to NDA refiling /approval

I	ELAN RESPONSIBILITIES

Preparation for Stability Batches including ordering, testing & release of raw materials, updating batch manufacturing records, relevant SOPs, protocols.

Manufacture, Test, Release batches of [ * ]mg & [ * ]mg with the proposed commercial manufacturing process. (Note: [ * ] batches of each strength to be manufactured. Solvay to bear costs of [ * ])

Stability of bulk product: components and finished product for both [ * ]mg

Stability of Packaged Product in [ * ] of both [ * ]mg and [ * ]mg strengths. (Note: [ * ] to bear the costs of [ * ])

[ * ] for Proposed Commercial manufacturing process, should the FDA insist on it

Update US DMF, including revisiting current NDA filing requirements, specifications justification, updating analytical protocols, stability reports, development report and MBRs

[ * ] prior to process validation

Process Validation for proposed commercial manufacture (at [ * ] expense as set out in Article III, Section 16 of the Agreement as amended)

Pre Approval Inspection preparation

Responses to FDA on CMC aspects of the filing

II	SOLVAY RESPONSIBILITIES

Provide API for pre-validation / engineering, stability and validation batches

Carry out any [ * ] required under current NDA filing requirements e.g. [ * ]

[ * ]

Refiling the NDA

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

III EXCLUDED FROM ACTIVITIES TO REFILING / APPROVAL OF NDA

1. Qualification of an alternate source of API

2. Any additional activities requested by [ * ]

For the avoidance of doubt, [ * ] will bear all costs and expenses relating to activities at III, 1 to 2 above in the event they occur.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.